                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  November 6, 1997
                               -----------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                  1-6157                           36-1208070
                  ------                           ----------
       (Commission File Number)    (IRS Employer Identification Number)


           500 West Monroe Street, Chicago, Illinois          60661
           -----------------------------------------          -----
           (Address of principal executive offices)       (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)
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Item 5.  Other Events
-------  ------------

On November 3, 1997, Heller Financial, Inc. ("Registrant") commenced an offering from time to time under the Registration Statement on Form S-3 No. 333-38545 (the "Registration Statement") and pursuant to a Prospectus Supplement dated November 4, 1997 of up to $500,000,000 of Medium Term Notes, Series G, due from 9 months to 30 years from the date of issue.


Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)   Exhibits


4(a) Form of Medium-Term Note, Series G (Fixed Rate) due from 9 months to 30 years from date of issue

4(b) Form of Medium-Term Note, Series G (Fixed Rate/Currency Indexed) due from 9 months to 30 years from date of issue

4(c) Form of Medium-Term Note, Series G (Floating Rate) due from 9 months to 30 years from date of issue

4(d) Form of Medium-Term Note, Series G (Floating Rate/Currency Indexed) due from 9 months to 30 years from date of issue

8     Opinion of Katten Muchin & Zavis

23    Consent of Katten Muchin & Zavis (included in Exhibit 8)

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 6, 1997
       ----------------

                                    HELLER FINANCIAL, INC.

                                    By:    /s/ Lauralee E. Martin
                                           ---------------------------------
                                           Lauralee E. Martin
                                    Title: Executive Vice President and
                                           Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX

Exhibit                                                                               Sequentially
Number                                                                               Numbered Pages
-------                                                                              --------------
4(a)        Form of Medium-Term Note, Series G (Fixed Rate) due from 9                     4-16
            months to 30 years from date of issue

4(b)        Form of Medium-Term Note, Series G (Fixed Rate/Currency                       17-32
            Indexed) due from 9 months to 30 years from date of issue

4(c)        Form of Medium-Term Note, Series G (Floating Rate) due from 9                 33-54
            months to 30 years from date of issue

4(d)        Form of Medium-Term Note, Series G (Floating Rate/Currency                    55-78
            Indexed) due from 9 months to 30 years from date of issue

8           Opinion of Katten Muchin & Zavis                                              79-80

23          Consent of Katten Muchin & Zavis (included in Exhibit 8)


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